Exhibit 10.9

THIS INSTRUMENT PREPARED BY AND SHOULD BE RETURNED TO:	INSTR 20030297374 OR BK 06931 PG 4975

Peter G. Latham, Esq. GRONEK & LATHAM, LLP 390 North Orange Avenue, Suite 600 Orlando, Florida 32801 (407) 481-5800	MARTHA O. HAYNIE, COMPTROLLER ORANGE COUNTY, FL 05/30/2003 10: 58:12 AM REC FEE 87.00

For Recording Purposes Only

AMENDMENT TO GROUND LEASE

AND TO RESORT COVENANTS AND

RECIPROCAL EASEMENT AGREEMENT

RELEASE AND GRANT OF RESTRICTION

THIS AMENDMENT TO GROUND LEASE AND TO RESORT COVENANTS AND RECIPROCAL EASEMENT AGREEMENT, RELEASE AND GRANT OF RESTRICTION, dated as of May 29, 2003 (this “Release”), between UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership, successor by conversion to Universal City Development Partners, a Florida general partnership and successor by merger / conversion to Universal City Florida Partners, a Florida general partnership (the “Landlord”), and UCF HOTEL VENTURE, a Florida general partnership (the “Tenant”).

R E C I T A L S

WHEREAS, Landlord and Tenant previously entered into that certain Ground Lease dated as of June 12, 1998 (the “Ground Lease”), together with that certain First Amendment to Ground Lease dated as of June 12, 1998 (the ‘First Amendment), as evidenced by that certain Memorandum of Ground Lease dated as of June 12, 1998 and recorded June 26, 1998 in Official Records Book 5512, Page 3855, Public Records of Orange County, Florida (the ‘Original Memorandum”) and that certain Second Amendment to Ground Lease dated as of February 20, 2001 and recorded February 21, 2001 in Official Records Book 6198, Page 4666, Public Records of Orange County, Florida (the “Second Amendment”, and together with the Ground Lease, the First Amendment and the Memorandum, collectively, the “Lease”).

WHEREAS, in connection with the Lease, Landlord and Tenant previously entered into that certain Resort Covenants and Reciprocal Easement Agreement dated as of June 12, 1998 and recorded June 26, 1998 in Official Records Book 5512, Page 3886, Public Records of Orange County, Florida (the “Original RCREA”), as modified by that certain First Amendment to Resort Covenants and Reciprocal Easement Agreement dated as of February 20, 2001 and recorded February 21, 2001 in Official Records Book 6198, Page 4690, Public Records of Orange County, Florida (the “First Amendment to RCREA” and together with the Original RCREA, collectively, the “RCREA”).

WHEREAS, the parties have agreed that neither a hotel nor a property with a time share or time interval form of ownership shall be developed on the Third Phase II Site (as defined in the Lease).

WHEREAS, Landlord desires to sell and convey the Third Phase II Site to a third party purchaser and Tenant has consented to Landlord’s sale and conveyance of the Third Phase II Site to said third party purchaser so long as said Third Phase II Site is not developed as a hotel or property with a time share or time interval form of ownership.

WHEREAS, Landlord and Tenant desire to amend the Lease and the RCREA to evidence Tenant’s consent to the sale and transfer of the Third Phase II Site, release the Third Phase II Site from any rights Tenant may have in and to the Third Phase II Site, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual and reciprocal covenants herein made, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Recitals. The Recitals as set forth above are agreed to be true and correct and are incorporated herein by this reference.

2. Release. Subject to Landlord’s satisfaction of the conditions set forth in Section 3 below, Tenant hereby forever fully discharges and releases the Third Phase II Site from and against any and all right, title or interest Tenant may have in or to the Third Phase II Site, including, without limitation, rights arising out of, or relating to, the Lease or RCREA or any other contracts, leases, rights to lease, rights to purchase, rights of first refusal, rights of first offer, options to lease, options to purchase, options to develop, options to occupy, easements, licenses, rents, profits, notices, filings with governmental authorities, reservations, entitlements and/or development rights.

3. Condition of Release / Grant of Restrictive Covenant. Tenant has agreed to the Release in Section 2 above on the condition that the Third Phase II Site is not developed or utilized as a hotel or property with a time share or time interval form of ownership. Landlord hereby grants to Tenant and hereby covenants to Tenant that any deed of conveyance of the Third Phase II Site shall be subject to the Declaration of Restrictive Covenants attached hereto and incorporated herein by this reference as Exhibit “A” (the “Declaration”), and Landlord will record the Declaration in the Public Records of Orange County, Florida prior to the recording of any such deed of conveyance. Landlord hereby expressly acknowledges and agrees that such recordation shall be a condition precedent of the effectiveness of this Release. In addition, Landlord hereby represents and warrants to Tenant that any such sale of the Third Phase II Property will not (a) adversely affect the present zoning, permits, or entitlements applicable to the Phase I Hotels as of the date hereof, or (b) prevent or impair the development of the Primary Phase II Hotels as the Primary Phase II Hotels are contemplated in the Lease, RCREA or Partnership Agreement as of the date hereof.

4. Amendment to Lease and RCREA. Any and all references and provisions relating to the Third Phase II Site, the Third Phase II Property and Hotel Site F in the Lease and RCREA are hereby deleted in their entirety. All references in the Lease and RCREA to the Phase II Hotels shall no longer include the Third Phase II Property and all references in the Lease, RCREA and Partnership Agreement to the Phase II Sites shall no longer include Hotel Site F. Although all references to Hotel Site F have been deleted from the RCREA, the parties acknowledge and agree that the allocations with respect to the Infrastructure Costs set forth in Schedule 4.1 to the RCREA shall not change or be reallocated and, therefore, Landlord shall be responsible for the full cost of the Infrastructure Costs allocated to Hotel Site F pursuant to the RCREA. In addition, notwithstanding anything to the contrary in Section 13.5(a) of the RCREA, the parties acknowledge and agree that URH shall have no right to elect to have an executive golf course located on the Phase II Sites.

5. Terms. Any term not defined herein shall have the definition ascribed to such term in the Lease.

6. Recording of Release. Landlord and Tenant agree that this Release shall be recorded in the Public Records of Orange County, Florida, to give notice thereof.

7. Continued Effect. Except as herein modified, the Lease and RCREA are in full force and effect and each party represents and warrants to the other that neither party is in default under the Lease and that no state of facts exists which, if continued, would create a default by the other party as of the date of this Release. In the event of any conflict between the Lease or the RCREA and this Release, this Release shall control.

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Signed, sealed and delivered in the presence of:		TENANT:

UCF HOTEL VENTURE, A FLORIDA GENERAL PARTNERSHIP

		By:	Loews Orlando Hotel Partner, Inc.,
/s/ Gary W. Garson			a general partner

Printed Name:	Gary W. Garson		By:	/s/ Vincent F. Dunleavy

/s/ Sandra Grant-Wooten			Name:	Vincent F. Dunleavy

Printed Name:	Sandra Grant-Wooten		Its:	Vice President

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Vincent F. Dunleavy as Vice President of LOEWS ORLANDO HOTEL PARTNER, INC., a general partner of UCF HOTEL VENTURE, a Florida general partnership, and who [X] is personally known to me or [            ] produced                      as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 29 day of January, 2002.

/s/ Carol Doktorsig
Signature of Notary

Carol Doktorsig
Name of Notary (Typed, Printed or Stamped) Commission Number (if not legible on seal): My Commission Expires (if not legible on seal):

IN WITNESS WHEREOF, the parties have hereunto executed this Declaration and have intended the same to become effective as of the day and year first above written.

Signed, sealed and delivered in the presence of:		UCDP:

/s/ Maryanne Brown		UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership
Signature

Maryanne Brown		By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership
Print/Type Name

/s/ Denise Brock			By:	UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, a Delaware limited liability company, as Partner
Signature

Print/Type Name:	Denise Brock		By:	/s/ Peter C. Giacalone

			Name:	Peter C. Giacalone

			Title:	Vice President

STATE OF FLORIDA	)
COUNTY OF ORANGE	)

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Peter Giacalone as Vice President of UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, as partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership and who [X] is personally known to me or [            ] produced                      as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 21st day of May, 2003.

/s/ Maryanne Brown
Signature of Notary

Maryanne Brown
Print Name

(NOTARIAL SEAL)

EXHIBIT “A”

THIS INSTRUMENT PREPARED BY AND SHOULD BE RETURNED TO:	INSTR 20030297374 OR BK 06931 PG 4980

Peter G. Latham, Esq. GRONEK & LATHAM, LLP 390 North Orange Avenue, Suite 600 Orlando, Florida 32801 (407) 481-5800

For Recording Purposes Only

DECLARATION OF RESTRICTIVE COVENANTS

THIS DECLARATION, OF RESTRICTIVE COVENANTS (this “Declaration”) is made and entered into this 29 day of May, 2002, by and among UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership (“UCDP”) UCF HOTEL VENTURE, a, Florida general partnership (“UCF) and DELUCA ENTERPRISES, INC., a Pennsylvania corporation, d/b/a DELUCA GROUP, INC. (the “Buyer”).

W I T N E S S E T H

WHEREAS, Buyer has of even date herewith purchased from UCDP a portion of the Property (as hereinafter defined); and

WHEREAS, UCDP has retained fee simple title to certain property more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “UCDP Property”); and

WHEREAS, UCF is the leasehold owner of a portion of the UCDP Property pursuant to that certain Ground Lease between UCF and UCDP, dated as of June 12, 1998, as amended (the “Lease”), and UCF has agreed to release certain rights and options granted to UCF pursuant to the Lease with respect to that certain real property located in Orange County, Florida, which is more particularly described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Property”); provided that the Property may not be used as a hotel or property with a time share or time interval form of ownership; and

WHEREAS, the parties mutually desire to protect their respective rights, benefits, uses, and enjoyment of the UCDP Property and the Property, and as a result, have agreed to impose certain restrictions and limitations upon the Property as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises, covenants, and agreement herein made and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by this reference.

2. Specific Restriction or Limitation on Use of Property. The Property shall be used, occupied, and enjoyed subject to the restrictions and limitations that the development or utilization of the Property as a hotel or property with a time share or time interval form of ownership shall be prohibited.

3. Effect of Declaration.

a. Covenants Running with Land. This Declaration and each and every one of the covenants, conditions, limitations and restrictions contained herein are hereby declared to be, and shall hereafter continue as, covenants running with the title to the Property.

b. Property Affected. This Agreement and the covenants, conditions, and restrictions set forth herein shall be binding upon and constitute a burden upon all of the Property in accordance with the terms set forth herein. Accordingly, all portions of land within the Property shall hereafter be owned, held, transferred, sold, conveyed, demised, devised, assigned, leased, mortgaged, occupied, used and enjoyed subject to and benefited and burdened by the terms and provisions of this Declaration.

c. Parties Affected. Except as hereinafter specifically provided, this Declaration shall be binding upon all owners of the Property affected and encumbered by this Declaration; and inure to the benefit of all owners of the UCDP Property affected by this Declaration, UCF, and their successors and/or assigns. Accordingly, each and every person or party who or which shall hereafter acquire, have or claim any right, title, entitlement or interest in or to any lot, piece, parcel or tract of land within the Property, whether by, through or under a party or any subsequent owner, shall, by virtue of the acceptance of any such right, title, entitlement, interest or claim, whether by deed or other instrument, or by operation of law or otherwise, and whether voluntarily or involuntarily, be deemed to have acquired or accepted such right, title, entitlement, interest or claim in or to any such tract of the Property subject to and burdened by the covenants, conditions, limitations, restrictions, and reservations set forth in this Declaration the same as if such person or party had specifically joined in and agreed and consented to each and every one of the terms and provisions of this Declaration.

d. Duration. The terms, provisions, covenants, conditions, and restrictions set forth in this Declaration shall continue in full force and effect until June 12, 2098, unless the same are amended, modified or terminated as provided in this Declaration. The parties hereto and their respective successors and/or assigns shall be entitled to record a notice preserving the enforceability of this Declaration pursuant to Florida Statute Sections 712.05 and 712.06 (2001).

4. Indemnification. Buyer shall indemnify against, hold UCDP and UCF harmless from, and reimburse UCDP and UCF for any and all loss, liability, damage, claim, or expense, including, without limitation, attorneys’ fees, court costs, and all costs of experts and investigations, whether incurred before or during trial or upon appeal, arising out of or in connection with any breach of or default under this Agreement by Buyer. In addition, UCDP shall indemnify against, hold UCF harmless from, and reimburse UCF for any and all loss, liability, damage, claim, or expense, including, without limitation, attorneys’ fees, court costs, and all costs of experts and investigations, whether incurred before or during trial or upon appeal, arising out of or in connection with any breach of or default under this Agreement by UCDP.

5. Enforcement.

a. Persons Entitled to Enforce/Amendments. This Declaration, the terms, provisions, covenants, conditions, limitations and restrictions herein, as properly changed, modified or amended from time to time shall be enforceable by each owner of the UCDP Property, as well as by UCDP or UCF and its successors and/or assigns, as lessee of any portion of the UCDP Property, regardless of whether either shall have title to any portion of the UCDP Property. This Declaration may not be amended, modified or terminated except if in writing and executed by each owner of the Property, each owner of the UCDP Property and UCF, its successors and/or assigns (if applicable).

b. Nuisance. The result of every act or omission where any term, provision, covenant, condition, limitation or restriction set forth in this Declaration is violated, breached or in default in whole or in part is hereby declared to be a nuisance, and every remedy allowed by law or in equity against a nuisance, either public or private, shall be applicable against every such result, and may be exercised by the parties, any owner of the UCDP Property or UCF.

c. Legal Proceedings. In the event that any party entitled to institute a legal proceeding under this Declaration institutes legal proceedings against any other party to this Declaration, the prevailing party in said legal proceedings shall be entitled to recover reasonable attorneys’ fees, including those incurred on appeal, and court costs incidental thereto from the non-prevailing party.

d. Specific Remedy. The parties acknowledge that UCDP, UCF, its successors and/or assigns, as lessee of any portion of the UCDP Property, and any subsequent owner of the UCDP Property shall suffer irreparable harm if any owner of the Property shall default in the performance of its obligations pursuant to this Declaration and that such harm cannot adequately be remedied by monetary compensation. Accordingly, UCDP, UCF, its successors and/or assigns, and any subsequent owner of the UCDP Property shall be entitled, in addition to all remedies available at law or in equity, to injunctive relief to require performance as required pursuant to this Declaration and each owner of the Property waives any defense or claim that UCDP, UCF, its successors and/or assigns, or any subsequent owner of the UCDP Property would not be irreparably harmed or that any of UCDP, UCF, its successors and/or assigns, or any subsequent owner of the UCDP Property has not suffered harm that could not adequately be monetarily or otherwise compensated. In connection with any action by UCDP, UCF, its successors and/or assigns, or any subsequent owner of the UCDP Property for injunctive relief, specific performance, or similar remedy, each owner of the Property waives any requirement for the posting of a bond or other financial security.

e. Remedies Cumulative. In connection with the enforcement of this Declaration, all rights and remedies of UCDP, UCF, its successors and/or assigns, and any subsequent owner of the UCDP Property, to the extent provided herein, at law or in equity, shall be cumulative, and no single right or remedy shall be exclusive of any other, and UCDP; UCF, its successors and/or assigns, and any subsequent owner of the UCDP Property shall have the right to pursue any one or all of such rights or any other right or remedy available at law or in equity, whether provided in this Declaration or otherwise.

6. Notices and Communications. Whenever any party hereto desires or is required to give any notice, demand, consent, approval, satisfaction, or request with respect to this Declaration, each such communication shall be in writing and shall be effective only if it is delivered by personal service (which shall include delivery by delivery service or over-night delivery service), or mailed, by United States certified mail, postage prepaid, and addressed as follows:

If to UCDP, to:	UNIVERSAL CITY DEVELOPMENT PARTNERS
1000 Universal Studios Plaza
Orlando, FL 32819-7610
Attn: President

with copies to:	UNIVERSAL CITY DEVELOPMENT PARTNERS
1000 Universal Studios Plaza
Orlando, FL 32819-7610
Attn: General Counsel

Peter G. Latham, Esq.
GRONEK & LATHAM, LLP
390 North Orange Avenue, Suite 600
Orlando, Florida 32801

If to Buyer:	DELUCA ENTERPRISES, INC.
DELUCA GROUP, INC.
620 North Wymore Road, Suite 240
Maitland, Florida 32751
Attn: Lino Mancebo, Vice President

with a copy to:	Robert T. Rosen, Esq.
BROAD AND CASSEL
390 North Orange Avenue, Suite 1100
Orlando, Florida 32801

If to UCF:	UCF HOTEL VENTURE
1000 Universal Studios Plaza
Orlando, FL 32819-7610
Attn: President

with a copy to:	LOEWS HOTELS HOLDING CORPORATION
667 Madison Avenue
New York, New York 10021
Attn: Corporate Secretary

HUGHES HUBBARD & REED LLP
201 S. Biscayne Boulevard, Suite 2500
Miami, Florida 33131
Attn: William A. Weber, Esq.

UNIVERSAL RANK HOTEL PARTNERS
1000 Universal Studios Plaza
Orlando, Florida 32819
Attn: General Manager

UNIVERSAL STUDIOS, INC.
100 Universal City Plaza
Universal City, California 91608
Attn: General Counsel

UNIVERSAL STUDIOS RECREATION GROUP
1000 Universal Studios Plaza
Orlando, Florida 32819
Attn: Chairman

THE RANK GROUP PLC
6 Connaught Place
London W2 2EZ
ENGLAND
Attn: Douglas M. Yates

Such communications, when personally delivered, shall be effective upon receipt, but, if sent by certified mail in the manner set forth above, shall be effective three (3) business days following deposit in the United States mail. Any party may change its address for such communications by giving notice thereof to all other parties in accordance with the requirements of this section.

7. Applicable Law; Exclusive Jurisdiction. This Declaration shall be construed and enforced in accordance with the internal laws of the state of Florida (i.e.,without reference its conflicts of Laws provisions or the principles of comity). Each party hereto and each subsequent owner consents to the exclusive jurisdiction and venue of the federal and state courts with jurisdiction in Orange County, Florida, for a resolution of all disputes in connection with the interpretation, construction, or enforcement of this Declaration (including, without limitation, any Exhibit attached hereto), and hereby waives the claim or defense that such courts constitute an inconvenient forum.

8. Severability. If any term or provision of this Declaration is finally held, in any non-appealable proceeding by a court of competent jurisdiction, to be invalid or unenforceable, such term or provision shall be deemed limited by construction in scope or effect to the minimum extent necessary to render the same valid and enforceable, and, in the event no such limiting construction is possible, such invalid or unenforceable term or provision shall be deemed severed from this Declaration without affecting the validity of any other term or provision hereof.

9. Construction of Declaration. This Declaration has been negotiated by the respective parties hereto, and the language of this Declaration shall not be construed for or against any party. Whenever from the context of this Declaration it appears appropriate, each term of this Declaration in either the singular or plural shall include both, and pronouns stated in any gender shall include the masculine, the feminine, and the neuter, as appropriate. The parties intend that each covenant contained in this Declaration shall have independent significance. If any party is in breach of any covenant contained in this Declaration in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) as to which such party is not in breach shall not detract from or mitigate the fact that such party is in breach of such first described covenant.

10. Entire Declaration; Amendments and Waivers. This Declaration constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties hereto. No waiver of any provision of this Declaration shall be deemed to constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

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IN WITNESS WHEREOF, the parties have hereunto executed this Declaration and have intended the same to become effective as of the day and year first above written.

Signed, sealed and delivered in the presence of:		UCDP:

/s/ Maryanne Brown		UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership
Signature

Maryanne Brown		By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership
Print/Type Name

/s/ Denise Brock			By:	UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, a Delaware limited liability company, as Partner
Signature

Print/Type Name:	Denise Brock		By:	/s/ Peter C. Giacalone

			Name:	Peter C. Giacalone

			Title:	Vice President

STATE OF FLORIDA	)
COUNTY OF ORANGE	)

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Peter C. Giacalone as Vice President of UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, as partner of UNIVERSAL CITY FLORIDA HOLDING CO. II a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership, and who [X] is personally known to me or [            ] produced              as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 21st day of May, 2003.

/s/ Maryanne Brown
Signature of Notary

Maryanne Brown
Print Name

(NOTARIAL SEAL)

Signed, sealed and delivered in the presence of		UCF:

UCF HOTEL VENTURE, A Florida general partnership

/s/ Gary W. Garson		by	Loews Orlando Hotel Partner, Inc., a general partner

Printed Name:	Gary W. Garson		by	/s/ Vincent F. Dunleavy

/s/ Sandra Grant-Wooten			Name:	Vincent F. Dunleavy

Printed Name:	Sandra Grant-Wooten		Its:	Vice President

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Vincent F. Dunleavy as Vice President of LOEWS ORLANDO HOTEL PARTNER, INC., a general partner of UCF HOTEL VENTURE, a Florida general partnership, and who [X] is personally known to me or [            ] produced             as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 29 day of January, 2002.

/s/ Carol Doktorsig
Name of Notary (Typed, Printed or Stamped) Commission Number (if not legible on seal): My Commission Expires (if not legible on seal):

Carol Doktorsig

Signed, sealed and delivered in the presence of:		UCF:

UCF HOTEL VENTURE, A Florida general partnership

		By:	Universal Rank Hotel Partners, a general partner
/s/ Patricia A. Tsonis

Printed Name:	Patricia A. Tsonis		By:	Rank Hotels Orlando, Inc., a general partner

/s/ Teresa A. Steen				By:	/s/ Jay Wolszczak

Printed Name:	Teresa A. Steen			Name:	Jay Wolszczak

				Its:	Secretary

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Jay Wolszczak as Secretary of RANK HOTELS ORLANDO, INC., a general partner of UNIVERSAL RANK HOTEL PARTNERS, a general partner of UCF HOTEL VENTURE, a Florida general partnership, and who [X] is personally known to me or [            ] produced             as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 27th day of May, 2002.

/s/ Patricia A. Tsonis
Signature of Notary

Patricia A. Tsonis
Name of Notary (Typed, Printed or Stamped) Commission Number (if not legible on seal): My Commission Expires (if not legible on seal):

Signed, sealed and delivered in the presence of:		UCF:

UCF HOTEL VENTURE, A Florida general partnership

/s/ Peter G. Latham		By:	Universal Rank Hotel Partners, Inc., a general partner

Printed Name:	Peter G. Latham		By:	Universal Studios Hotel, Inc., a general partner

/s/ Joy P. Ewertz				By:	/s/ Peter C. Giacalone

Printed Name:	Joy P. Ewertz			Name:	Peter C. Giacalone

				Its:	Authorized Agent

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Peter C. Giacalone as Authorized Agent of UNIVERSAL STUDIOS HOTEL, INC., a general partner of UNIVERSAL RANK HOTEL PARTNERS, a general partner of UCF HOTEL VENTURE, a Florida general partnership, and who [X] is personally known to me or [            ] produced             as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 28 day of May, 2002.

/s/ Joy P. Ewertz
Signature of Notary

Joy P. Ewertz
Name of Notary (Typed, Printed or Stamped) Commission Number (if not legible on seal): My Commission Expires (if not legible on seal):

Signed, sealed and delivered in the presence of:	BUYER:

DELUCA ENTERPRISES, INC., a Pennsylvania corporation, d/b/a DELUCA GROUP, INC.

/s/

Printed Name:	By:	/s/ Nick Conderousis

/s/	Name:	Nick Conderousis

Printed Name:	Its:	Vice President

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Nick Conderousis as Vice President of DELUCA ENTERPRISES, INC., a Pennsylvania corporation, d/b/a DELUCA GROUP, INC., and who [X] is personally known to me or [            ] produced             as identification, and that he acknowledged executing the same on behalf of said corporation in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 28th day of May, 2003.

/s/ Robert T. Rosen
Signature of Notary

Robert T. Rosen
Name of Notary (Typed, Printed or Stamped) Commission Number (if not legible on seal): My Commission Expires (if not legible on seal):

EXHIBIT “A”

UCDP Property

Lots 6, 7, 8, 9, 10, 12 and that certain private road known as UNIVERSAL STUDIOS PLAZA, OF THE REPLAT OF UNIVERSAL CITY/FLORIDA PLAT 1, according to the Plat thereof, as recorded in Plat Book 22, Pages 1 and 2, Public Records of Orange County, Florida.

Together with:

Lots 1A, 4A, 5A, 6A, 7A, 8A, 9A, 10A, 11A and 13A, also Tracts A, B, C, and E, of UNIVERSAL CITY FLORIDA, according to the Plat thereof, as recorded in Plat Book 35, Pages 84 through 87, Public Records of Orange County, Florida.

Together with:

Lot 2A and Tract D of UNIVERSAL CITY FLORIDA (LESS that portion of Lot 2A and Tract D, as replatted by ROYAL PACIFIC RESORT FIRST ADDITION, recorded in Plat Book 47, Pages 11 through 13) according to the Plat thereof, as recorded in Plat Book 35, Pages 84 through 87, Public Records of Orange County, Florida.

Together with:

Lot 1 of ROYAL PACIFIC RESORT FIRST ADDITION, according to the Plat thereof, as recorded in Plat Book 47, Pages 11 through 13, Public Records of Orange County, Florida.

Together with:

Lot 1 and Tract A of LAKEWOOD BUILDING (RePlat), according to the Plat thereof, as recorded in Plat Book 41, Page 139, Public Records of Orange County, Florida.

Together with:

Lot 1 of ROYAL PACIFIC RESORT, according to the Plat thereof, as recorded in Plat Book 43, Page 142, Public Records of Orange County, Florida.

Together with:

Lot 1 (LESS that portion of Lot 1, as replatted by KINDERCARE AT UNIVERSAL CITY WEST, recorded in Plat Book 43, Page 131), also Lots 3 and 4 of UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat Book 38, Pages 13 and 14, Public Records of Orange County, Florida.

Together with:

Lot 1 of KINDERCARE AT UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat Book 43, Page 131, Public Records of Orange County, Florida.

Together with:

Commence at the Northeast corner of Section 26, Township 23 South, Range 28 East; run thence South 89 degrees 47 minutes 59 seconds West 30.00 feet along the North line of said Section to a point on the Westerly right of way line of Orlando-Vineland Road; thence South 00 degrees 06 minutes 08 seconds East along said right of way line, 150.0 feet for a POINT OF BEGINNING; thence continue South 00 degrees 06 minutes 08 seconds East along said Westerly right of way line 160.04 feet; thence South 89 degrees 46 minutes 11 seconds West 222.00 feet; thence North 00 degrees 06 minutes 08 seconds West 160.16 feet; thence North 89 degrees 47 minutes 59 seconds East 222.0 feet to the POINT OF BEGINNING.

EXHIBIT “B”

Property

Parcel A

Lot 5 of UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat Book 38, Pages 13 and 14, Public Records of Orange County, Florida.

Together with:

Parcel B

Lot 12A of UNIVERSAL CITY FLORIDA, according to the Plat thereof, as recorded in Plat Book 35, Pages 84 through 87, Public Records of Orange County, Florida.